UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 23, 2011
Date of report (Date of earliest event reported)

Feihe International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Independent Registered Public Accounting Firm

Effective December 23, 2011, the Audit Committee (the “Audit Committee”) of the Board of Directors of Feihe International, Inc. (the “Company”) approved the dismissal of Deloitte Touche Tohmatsu CPA Ltd. (“DTTC”) as the Company’s independent registered public accounting firm.

DTTC’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that it included an emphasis paragraph on the substantial doubt about the Company’s ability to continue as a going concern.

Since April 13, 2010 and the subsequent period through the date of this Current Report on Form 8-K, the Company had (i) no disagreements with DTTC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DTTC, would have caused it to make reference to the subject matter of the disagreements in connection with its report for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except as follows.  DTTC’s report dated March 31, 2011 on the Company’s internal control over financial reporting as of December 31, 2010, which was included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, originally filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2011 and amended on April 8, 2011 and May 2, 2011 (the “2011 Form 10-K”), expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting due to the existence of the following material weakness:  “There was insufficient accounting personnel with appropriate knowledge of accounting principles generally accepted in the United States of America.”  This material weakness is identified and described in “Management’s Assessment of Internal Control over Financial Reporting” under Item 9A(b) in the 2011 Form 10-K.  In addition, DTTC did not raise any disagreement with respect to the Company’s Forms 10-Q for the quarters ended March 31, June 30 or September 30, 2011, which it reviewed in accordance with SAS 100.

The Company provided DTTC with a copy of the disclosures it is making in this Current Report on Form 8-K prior to the time it was filed with the SEC. The Company requested that DTTC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. The Company intends to file the letter from DTTC as an amendment to this Current Report on Form 8-K within two business days of its receipt by the Company.

(b)  Engagement of Independent Registered Public Accounting Firm

Effective December 23, 2011, the Audit Committee approved the engagement of Crowe Horwath (HK) CPA Ltd. (“CHHK”) as the Company’s independent registered public accounting firm.  During the fiscal years ended December 31, 2009 and 2010 and the subsequent period through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted with CHHK regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
99.1	Press release announcing engagement of new independent auditor, dated December 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You-Bin
Leng You-Bin Chairman and CEO

 Date: December 23, 2011

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing engagement of new independent auditor, dated December 23, 2011